Exhibit 10.2

JOINDER NO. 1 TO GUARANTY AND SECURITY AGREEMENT AND INTERCOMPANY SUBORDINATION AGREEMENT

Joinder No. 1 to Guaranty and Security Agreement and Intercompany Subordination Agreement (this “Joinder”), is entered into as of June 14, 2013, by and between EVERGREEN UNMANNED SYSTEMS, INC., a Delaware corporation and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), and is acknowledged and agreed to by each of the parties listed on the signature pages hereto as a borrower (individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”) and each of the parties listed on the signature pages hereto as a guarantor (each individually as a “Guarantor”, and individually and collectively, jointly and severally, as “Guarantors”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Borrowers, the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”), Agent, and Wells Fargo, as lead arranger, as book runner, as syndication agent, and as documentation agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, each Borrower, each Guarantor, and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) have entered into: (a) the Guaranty and Security Agreement, dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”), and (b) the Intercompany Subordination Agreement, dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercompany Subordination Agreement”), in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including a joinder to the Guaranty and Security Agreement and a joinder to the Intercompany Subordination Agreement by the undersigned new Grantor (the “New Grantor”), and such joinder may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, New Grantor (a) is a Subsidiary of a Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Grantor hereby agrees as follows:

1. Joinder of New Grantor to Guaranty and Security Agreement.

(a) In accordance with Section 26 of the Guaranty and Security Agreement, New Grantor, by its signature below, becomes a “Grantor” and “Guarantor” under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and “Guarantor” and New Grantor hereby (i) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a “Grantor” or “Guarantor” thereunder and (ii) represents and warrants that the representations and warranties made by it as a “Grantor” or “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, New Grantor hereby (y) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (z) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Each reference to a “Grantor” or “Guarantor” in the Guaranty and Security Agreement shall be deemed to include New Grantor. The Guaranty and Security Agreement is incorporated herein by reference.

(b) Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, and Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, and Schedule 11, respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.

(c) New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent with respect to such Grantor in any jurisdiction in connection with the Loan Documents.

2. Joinder of New Grantor to Intercompany Subordination Agreement. By its signature below, New Grantor hereby (a) agrees that from and after the date of this Joinder it shall be an Obligor (as defined in the Intercompany Subordination Agreement) under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth in the Intercompany Subordination Agreement. New Grantor hereby agrees that each reference to an “Obligor” or the “Obligors” in the Intercompany Subordination Agreement shall include New Grantor. New Grantor acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.

3. New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

4. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

5. The Guaranty and Security Agreement and the Intercompany Subordination Agreement, as supplemented hereby, each shall remain in full force and effect.

6. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed and delivered as of the day and year first above written.

NEW GRANTOR:	EVERGREEN UNMANNED SYSTEMS, INC.

	By:	/s/ Edward T. Rizzuti
		Name:	Edward T. Rizzuti
		Title:	Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO JOINDER NO. 1 TO GUARANTY AND SECURITY AGREEMENT AND INTERCOMPANY SUBORDINATION AGREEMENT]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Amelie Yehros
		Name:	Amelie Yehros
		Title:	Its Authorized Signatory

[SIGNATURE PAGE TO JOINDER NO. 1 TO GUARANTY AND SECURITY AGREEMENT AND INTERCOMPANY SUBORDINATION AGREEMENT]

ACKNOWLEDGED AND AGREED:

ERICKSON AIR-CRANE INCORPORATED, as a Borrower

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

EVERGREEN HELICOPTERS, INC., as a Borrower

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

EAC ACQUISITION CORPORATION, as a Guarantor

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

EVERGREEN HELICOPTERS OF ALASKA, INC., as a Guarantor

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

EVERGREEN HELICOPTERS INTERNATIONAL, INC., as a Guarantor

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

EVERGREEN EQUITY, INC., as a Guarantor

By:	/s/ Edward T. Rizzuti
	Name:	Edward T. Rizzuti
	Title:	Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO JOINDER NO. 1 TO GUARANTY AND SECURITY AGREEMENT AND INTERCOMPANY SUBORDINATION AGREEMENT]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 2

COPYRIGHTS

None.

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

None.

SCHEDULE 4

PATENTS

None.

SCHEDULE 5

PLEDGED COMPANIES

None.

SCHEDULE 6

TRADEMARKS

None.

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Legal Name	Type of Entity	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction of Formation	Chief Executive Office
Evergreen Unmanned Systems, Inc.	Corporation	Delaware Secretary of State File Number 4728972	27-0893961	Delaware	5550 SW Macadam Avenue Suite 200, Portland, OR

SCHEDULE 8

OWNED REAL PROPERTY

None.

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

None.

SCHEDULE 10

CONTROLLED ACCOUNT BANKS

None.

SCHEDULE 11

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Type of Filing	Entity	Filing Office
(i) Filing offices for UCC financing statements
Financing Statements	Evergreen Unmanned Systems, Inc.	Delaware Secretary of State